CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 25 to Registration Statement No. 333-48456 of the Met Investors Series Trust (the "Trust") on Form N-1A of our report dated February 17, 2006, relating to the financial statements and financial highlights of the Trust, including the Met/AIM Small Cap Growth Portfolio, Cyclical Growth ETF Portfolio, Cyclical Growth and Income ETF Portfolio, Goldman Sachs Mid-Cap Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio (now known as Legg Mason Aggressive Growth Portfolio), Lazard Mid-Cap Portfolio, Legg Mason Value Equity Portfolio, Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio (now known as Van Kampen Mid-Cap Growth Portfolio), Lord Abbett Mid-Cap Value Portfolio, MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Strategy Portfolio, MFS (R) Research International Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, RCM Global Technology Portfolio, Third Avenue Small Cap Value Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, Turner Mid-Cap Growth Portfolio, and Van Kampen Comstock Portfolio appearing in the Annual Report on Form N-CSR of the Trust for the year ended December 31, 2005, and to the references to us under the headings "Independent Registered Public Accounting Firm" and "Financial Statements" in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
November 1, 2006

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 25 to Registration Statement No. 333-48456 of the Met Investors Series Trust (the "Trust") on Form N-1A of our report dated February 17, 2006, relating to the financial statements and financial highlights of the Capital Appreciation Fund (now known as Janus Capital Appreciation Portfolio), Managed Assets Trust (now known as Legg Mason Partners Managed Assets Portfolio) and the Disciplined Mid Cap Stock Portfolio (now known as Batterymarch Mid-Cap Stock Portfolio), Federated High Yield Portfolio (now known as BlackRock High Yield Portfolio), Mercury Large Cap Core Portfolio (now known as BlackRock Large-Cap Core Portfolio), MFS Value Portfolio (now known as MFS (R) Value Portfolio), Pioneer Fund Portfolio, Pioneer Mid Cap Value Portfolio (now known as Pioneer Mid-Cap Value Portfolio), and Style Focus Series: Small Cap Value Portfolio (now known as Dreman Small-Cap Value Portfolio) of The Travelers Series Trust appearing in its Annual Report on Form N-CSR for the year ended December 31, 2005, and to the references to us under the headings "Independent Registered Public Accounting Firm" and "Financial Statements" in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
November 1, 2006

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 25 to Registration Statement No. 333-48456 of the Met Investors Series Trust (the "Trust") on Form N-1A of our report dated December 20, 2005 relating to the financial statements and financial highlights of the AIM Capital Appreciation Portfolio (now known as Met/AIM Capital Appreciation Portfolio) and Pioneer Strategic Income Portfolio of The Travelers Series Trust appearing in its Annual Report on Form N-CSR for the year ended October 31, 2005, and to the references to us under the headings "Independent Registered Public Accounting Firm" and "Financial Statements" in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
November 1, 2006